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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 12, 2002


                         AMERICAN BIO MEDICA CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              New York                    0-28666              14-1702188
  -------------------------------      ------------       ----------------------
  (State or Other Jurisdiction of      (Commission           (IRS Employer
          Incorporation)               File Number)       Identification Number)



           122 Smith Road, Kinderhook, NY                  12106
           ---------------------------------------------------------
           (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243





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ITEM 5. OTHER EVENTS

         On February 12, 2002, D. Joseph Gursuk was elected to the Registrant's Board of Directors. Mr. Gursuk is the executive vice president and chief financial officer of MapInfo Corporation, a publicly traded, software technology company based in Troy, New York. Mr. Gursuk was also elected to the Registrant's Audit, Compensation and Option Committees.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

        The following exhibits are filed with this report on Form 8-K:

        99.1  American Bio Medica Corporation press release dated
              February 13, 2002






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AMERICAN BIO MEDICA CORPORATION
                                              (Registrant)


Dated:  February 13, 2002                     By: /s/ Keith E. Palmer
                                                  ------------------------------
                                                  Keith E. Palmer
                                                  Chief Financial Officer









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                                  Exhibit Index


Exhibit No.                  Description                                Page No.
-----------                  -----------                                --------
99.1              American Bio Medica Corporation press                    5
                  release dated February 13, 2002










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